Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of June 27, 2014 (this “Amendment”) to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, Amendment No. 5 thereto dated as of December 23, 2013, and Amendment No. 6 thereto dated as of June 12, 2014 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.  The following terms: “Acquisition Revolving Commitment”, “Qualified Obligation Aggregate Cap”, “Subsidiary” “Total Acquisition Revolving Commitment”, “Total Commitment”, “Total Working Capital Revolving Commitment” and “Working Capital Revolving Commitment” as set forth in Section 1.1 of the Credit Agreement are hereby amended as set forth below:

(a)                                 The last two sentences of the definition of “Acquisition Revolving Commitment” are hereby deleted in their entireties and replaced with the following:

“As of any date, the amount of each Acquisition Revolving Lenders’ Acquisition Revolving Commitments is set forth in Schedule 1.1A, as adjusted from time to time pursuant to the terms of this Agreement.”

(b)                                 The definition of “Qualified Obligation Aggregate Cap is hereby amended by deleting the phrase “$100,000,000” as it appears at the beginning of such defined term and inserting in lieu thereof the phrase “$200,000,000”.

(c)                                  The definition of “Subsidiary” is hereby amended by adding the following sentence as a new sentence at the end of such definition:

“Anything in this Agreement or any other Loan Document to the contrary notwithstanding, neither TLP nor any of its subsidiaries shall be deemed to be a Subsidiary of any of the Credit Parties or any of their respective Subsidiaries for any purpose under this Agreement (including, without limitation, for purposes of Section 6.10 hereof) or any other Loan Document, notwithstanding that TLP GP, the general partner of TLP will be a wholly owned Subsidiary of the Parent upon the effectiveness of the TransMontaigne Acquisition or for any other reason.”

(d)                                 The last sentence of the definition of “Total Acquisition Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of any date, the Total Acquisition Revolving Commitment is set forth on Schedule 1.1A, as may be adjusted from time to time pursuant to the terms of this Agreement.”

(e)                                  The last sentence of the definition of “Total Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the any date, the Total Commitment is set forth on Schedule 1.1A, as adjusted from time to time pursuant to the terms of this Agreement.”

(f)                                   The last sentence of the definition of “Total Working Capital Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of any date, the Total Working Capital Revolving Commitment is set forth on Schedule 1.1A, as adjusted from time to time pursuant to the terms of this Agreement.”

(g)                                  The last two sentences of the definition of “Working Capital Revolving Commitment” are hereby deleted in their entireties and replaced with the following:

“As of any date, the amount of each Working Capital Revolving Lenders’ Working Capital Revolving Commitments is set forth on Schedule 1.1A, as may be adjusted from time to time pursuant to the terms of this Agreement.”

3.                                      Amendment to Section 1.1 (Defined Terms) of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by adding into Section 1.1 of the Credit Agreement the below terms as new defined terms in the appropriate alphabetical order:

““Amendment No. 7 Effective Date” means June 27, 2014.”

““Sanctioned Country” has the meaning specified in Section 5.24(b).”

““Sanctioned Person” has the meaning specified in Section 5.24(b).”

““Sanctions” means any economic or trade sanctions or restrictive measures enacted, administered, imposed or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC), the U.S. Department of State, the United Nations Security Council, and/or the European Union, and/or

2

the French Republic, and/or Her Majesty’s Treasury, or other relevant sanctions authority.”

““TLP” means TransMontaigne Partners L.P., a Delaware limited partnership.”

““TransMontaigne Acquisition” means the acquisition of TransMontaigne Inc. by the Parent Partners LP, a Delaware limited partnership, scheduled to occur on or about July 1, 2014 and pursuant to which Parent will acquire an ownership interest in TLP equal to 19.7%.”

““TLP GP” means TransMontaigne GP L.L.C., a Delaware limited liability company.”

4.                                      Amendments to Article V (Representations and Warranties) of the Credit Agreement.  Article V of the Credit Agreement is hereby amended by adding the following as new Section 5.24 of the Credit Agreement:

“Section 5.24  Foreign Corrupt Practices Act; Sanctions Laws.

(a)         Neither any Credit Party nor any Subsidiary, director or officer of a Credit Party or, to the best knowledge of any Credit Party, any Affiliate, agent or employee of a Credit Party, has engaged in any activity or conduct which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws or regulations in any applicable jurisdiction and the Credit Parties have instituted and maintains policies and procedures designated to prevent violation of such laws, regulations and rules.”

(b)         Neither any Credit Party nor any Subsidiary of a Credit Party or their respective directors and officers, or, to the knowledge of any Credit Party, any Affiliate, agent or employee of any Credit Party or any Subsidiary of a Credit Party is a Person that is, or is owned or controlled by, Persons that are (i) the subject of any Sanctions (a “Sanctioned Person”) or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions broadly prohibiting dealings with such government, country, or territory (a “Sanctioned Country”), currently including, without limitation, Cuba, Iran, Burma, North Korea, Sudan and Syria.

(c)          The Credit Parties will not, directly or indirectly, use the proceeds of the Loans hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, a Sanctioned Person or Sanctioned Country or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans hereunder, whether as underwriter, advisor, investor, or otherwise).”

5.                                      Amendments to Section 6.9 (Use of Proceeds) of the Credit Agreement.  Section 6.9 of the Credit Agreement is hereby amended by (i) removing the word “and” at the end of clause (c) of such Section, (ii) replacing the period at the end of clause (d) of such Section with “, and” and (iii) inserting the following clause immediately after such clause (d):

“(e) for purposes that are inconsistent with Sections 5.24.”

3

6.                                      Amendment to Section 6.17(b) (Hedging Strategy; Risk Management Policy) of the Credit Agreement.  Section 6.17(b) of the Credit Agreement is hereby amended by deleting the word “and” as it appears immediately before the phrase “(iii) $1,500,000 MMBTUs of Natural Gas” and by inserting immediately following such phrase “(iv) 550,000 barrels or barrel equivalents of refined petroleum products (including renewables).”

7.                                      Waiver of Non-Delivery of Consolidating Financial Statements.  With respect to any non-delivery of consolidating financial statements that were to be delivered by the Credit Parties pursuant to Sections 6.3(a) and (b) of the Credit Agreement from the Closing Date until the Amendment No. 7 Effective Date, the Lenders hereby waive any breach of Sections 6.3(a) and (b) of the Credit Parties arising from the failure to deliver financial statements on a consolidating basis.  This waiver shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or other Loan Documents or for any purpose except as expressly set forth herein.

8.                                      Release of TLP Equity Interests.  Consistent with Section 10.16 of the Credit Agreement and the exclusion of TLP and its subsidiaries from the definition of “Subsidiary” under the Credit Agreement and the other Loan Documents, in connection with any Disposition of the Equity Interests of TLP permitted under the Credit Agreement, the Required Lenders hereby authorize the release of any Lien on such Equity Interests of TLP (to the extent such Equity Interests become Collateral at any time) arising under the Security Documents.

9.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same, and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

10.                               Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)                                 Amended Loan Documents.  The Administrative Agent shall have received (i) this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders and (ii) and the Fifth Amendment to the Intercreditor Agreement, executed and delivered by a duly authorized officer of each party thereto.

(b)                                 Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent for the account of the Lenders the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

4

(c)                                  Proceedings and Documents:  All corporate and other proceedings pertaining directly to this Amendment and all documents and instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

11.                               Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

12.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

13.                               Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

14.                               Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

15.                               Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

16.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 7 to Credit Agreement

CREDIT PARTIES:

HICKSGAS, LLC
NGL ENERGY OPERATING LLC
NGL-MA REAL ESTATE, LLC
NGL-MA, LLC
NGL-NE REAL ESTATE, LLC
NGL LIQUIDS, LLC
NGL PROPANE, LLC
NGL SUPPLY WHOLESALE, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
OSTERMAN PROPANE, LLC

By:	/s/ Atanas H. Atanasov
Name:	Atanas H. Atanasov
Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 7 to Credit Agreement

CREDIT PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
HIGH SIERRA COMPRESSION, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP (BY High Sierra Energy GP, LLC, its general partner)
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
HIGH SIERRA TRANSPORTATION, LLC
LOTUS OILFIELD SERVICES, L.L.C.
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE CANADA HOLDINGS, LLC,
NGL MARINE, LLC
NGL SHIPPING AND TRADING, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS DJ, LLC
PETRO SOURCE TERMINALS, LLC

By:	/s/ Atanas H. Atanasov
Name:	Atanas H. Atanasov
Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 7 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Dierdra N. Ross
Name: Dierdra N. Ross
Title: Vice President

By:	/s/ Li Jiang
Name: Li Jiang
Title: Assistant Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	Vanuza Pereira-Bravo
Name: Vanuza Pereira-Bravo
Title: AVP

Signature Page to Amendment No. 7 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Matt Worstell
Name: Matt Worstell
Title: Director

By:	/s/ Robert J. Smith
Name: Robert J. Smith
Title: Director

Signature Page to Amendment No. 7 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Andrew Oram
Name: Andrew Oram
Title: Managing Director

Signature Page to Amendment No. 7 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:	/s/ Adam Macklin
Name: Adam Macklin
Title: Assistant Vice President

Signature Page to Amendment No. 7 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Authorised Signatory

Signature Page to Amendment No. 7 to Credit Agreement

BMO HARRIS BANK N.A,
as a Lender

By:	/s/ Anthony Kwilosz
Name: Anthony Kwilosz
Title: Sr. Vice President

Signature Page to Amendment No. 7 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

Signature Page to Amendment No. 7 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

Signature Page to Amendment No. 7 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

Signature Page to Amendment No. 7 to Credit Agreement

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Alan D. Cameron
Name: Executive Director
Title:

By:	/s/ Fiona Smith
Name: Fiona Smith
Title: Division Director

Signature Page to Amendment No. 7 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

Signature Page to Amendment No. 7 to Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

Signature Page to Amendment No. 7 to Credit Agreement